                                                                   EXHIBIT 99.18


DEBTOR:  GREAT HAWAIIAN CRUISE LINE, INC.          CASE NUMBER:  01-10975 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached April Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ NICHOLAS J. DAVISON
-------------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  GREAT HAWAIIAN CRUISE LINE, INC.          CASE NUMBER:  01-10975 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to April Monthly Operating Report

22-May-02                                Summary Of Bank And Investment Accounts                      Attachment 1
4:10 PM                                    Great Hawaiian Cruise Line, Inc.
Summary                                         Case No: 01-10975 (EIK)                                  UNAUDITED
Great Hawaiian Cruise Line, Inc.              For Month Of April, 2002


                                             Balances
                                  -----------------------------      Receipts &         Bank
                                     Opening         Closing       Disbursements     Statements       Account
Account                           As Of 4/01/02   As Of 4/30/02      Included         Included       Reconciled
-------                           -------------   -------------    -------------     ---------       ----------
No Bank Or Investment                   NA               NA             NA               NA             NA
Accounts

22-May-02                                Receipts & Disbursements                         Attachment 2
4:11 PM                              Great Hawaiian Cruise Line, Inc.
Summary                                 Case No: 01-10975 (EIK)
Great Hawaiian Cruise Line              For Month Of April, 2002
Attach 2


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

22-May-02                        Concentration & Investment Account Statements                    Attachment 3
4:12 PM                                 Great Hawaiian Cruise Line, Inc.
Summary                                     Case No: 01-10975 (EIK)
Great Hawaiian Cruise Line                  For Month Of April, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:32:15
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: APR-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)


                                       PTD-Actual
                                        30-Apr-02
                                       ----------

Revenue
Gross Revenue                               0.00
Allowances                                  0.00
                                        --------
Net Revenue                                 0.00

Operating Expenses
Air                                         0.00
Hotel                                       0.00
Commissions                                 0.00
Onboard Expenses                            0.00
Passenger Expenses                          0.00
Vessel Expenses                             0.00
Layup/Drydock Expense                       0.00
Vessel Insurance                            0.00
                                        --------
Total Operating Expenses                    0.00

                                        --------
Gross Profit                                0.00

SG&A Expenses
General and Admin Expenses             (5,000.00)
Sales & Marketing                           0.00
Start-Up Costs                              0.00
                                        --------
Total SG&A Expenses                    (5,000.00)

                                        --------
EBITDA                                  5,000.00

Depreciation                                0.00

                                        --------
Operating Income                        5,000.00

Other Expense/(Income)
Interest Income                             0.00
Equity in Earnings for Sub             (3,797.87)
Reorganization expenses                     0.00
                                        --------
Total Other Expense/(Income)            3,797.87

                                        --------
Net Pretax Income/(Loss)                1,202.13

Income Tax Expense                          0.00

                                        --------
Net Income/(Loss)                       1,202.13
                                        ========

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:33:20
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: APR-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)


                                              YTD-Actual                YTD-Actual
                                               30-Apr-02                 22-Oct-01
                                             -------------             -------------

ASSETS

Cash and Equivalent                                   0.00                      0.00

Restricted Cash                                       0.00                      0.00

Accounts Receivable                                   0.00                      0.00

Inventories                                           0.00                      0.00

Prepaid Expenses                                      0.00                      0.00

Other Current Assets                                  0.00                      0.00

                                             -------------             -------------
Total Current Assets                                  0.00                      0.00


Fixed Assets                                          0.00                      0.00

Accumulated Depreciation                              0.00                      0.00

                                             -------------             -------------
Net Fixed Assets                                      0.00                      0.00


Net Goodwill                                          0.00                      0.00

Intercompany Due To/From                    (24,595,692.37)           (24,608,201.70)

Net Deferred Financing Fees                           0.00                      0.00

Net Investment in Subsidiaries               40,590,448.92             41,532,108.18

                                             -------------             -------------
Total Other Assets                           15,994,756.55             16,923,906.48

                                             -------------             -------------
Total Assets                                 15,994,756.55             16,923,906.48
                                             =============             =============

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:33:20
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: APR-02

currency USD
Company=50 (GREAT HAWAII CRUISE LN)


                                              YTD-Actual                YTD-Actual
                                               30-Apr-02                 22-Oct-01
                                             -------------             -------------

LIABILITIES

Accounts Payable                                      0.00                      0.00

Accrued Liabilities                                   0.00                      0.00

Deposits                                              0.00                      0.00

                                             -------------             -------------
Total Current Liabilities                             0.00                      0.00


Long Term Debt                                        0.00                      0.00

Other Long Term Liabilities                  (1,816,230.95)            (1,816,230.95)

                                             -------------             -------------
Total Liabilities                            (1,816,230.95)            (1,816,230.95)


Liabilities Subject to Compromise                     0.00                      0.00


OWNER'S EQUITY

Common Stock                                      8,440.25                  8,440.25

Add'l Paid In Capital                        76,531,536.87             76,531,536.87

Current Net Income (Loss)                    (1,800,393.09)           (11,777,334.92)

Retained Earnings                           (56,928,596.53)           (46,022,504.77)

                                             -------------             -------------
Total Owner's Equity                         17,810,987.50             18,740,137.43

                                             -------------             -------------
Total Liabilities & Equity                   15,994,756.55             16,923,906.48
                                             =============             =============

Great Hawaiian Cruise Line, Inc.           ATTACHMENT 6           01-10975 (JCA)
                            Summary List of Due To/Due From Accounts
                               For the Month Ended April 30, 2002

                                                             BEGINNING                                           ENDING
AFFILIATE NAME                             CASE NUMBER       BALANCE             DEBITS         CREDITS          BALANCE

American Classic Voyages Co.                01-10954      (3,599,725.67)       28,495.92              --      (3,571,229.75)
AMCV Holdings, Inc.                         01-10973         181,362.22               --              --         181,362.22
AMCV Cruise Operations, Inc.                01-10967          96,655.80       297,875.83      372,238.66          22,292.97
The Delta Queen Steamboat Co.               01-10970            (381.00)        7,438.02              --           7,057.02
Great River Cruise Line, L.L.C.             01-10963                 --           560.73          500.00              60.73
Great Ocean Cruise Line, L.L.C.             01-10959                 --        37,394.43              --          37,394.43
Cape May Light, L.L.C.                      01-10961                 --         8,411.75              --           8,411.75
Oceanic Ship Co.                            N/A               (1,803.12)              --              --          (1,803.12)
Great Hawaiian Properties Corporation       01-10971       3,599,435.73               --              --       3,599,435.73
American Hawaii Properties Corporation      01-10976        (177,195.37)              --        2,438.02        (179,633.39)
Great Independence Ship Co.                 01-10969     (24,699,040.96)              --              --     (24,699,040.96)
                                                          ------------------------------------------------------------------
                                                         (24,600,692.37)      380,176.68      375,176.68     (24,595,692.37)
                                                          ==================================================================

                       Great Hawaiian Cruise Line, Inc.
                                01-10975 (JCA)




                           Accounts Receivable Aging
                             As of April 30, 2002







                                 Attachment 7


                                Not Applicable

                        Great Hawaiian Cruise Line, Inc.
                                 01-10975 (JCA)




                            Accounts Payable Detail
                              As of April 30, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  GREAT HAWAIIAN CRUISE LINE, INC.          CASE NUMBER:  01-10975 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO APRIL MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.